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Exhibit 32.1

                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report on Form 10-KSB of MDI Technologies, Inc. (the "Company") for the year ended December 31, 2004, as filed with the Securities and Exchange Commission on April 7, 2004 (the "Annual Report"), I, Todd A. Spence, Chief Executive Officer of the Company, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that:

      1. The Annual Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15U.S.C 78m or 78o(d); and

      2. The information contained in the Annual Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Todd A. Spence

Todd A. Spence
Chief Executive Officer
MDI Technologies, Inc.
April 12, 2005

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